1 Capital One Fourth Quarter 2003 Results Fourth Quarter 2003 Results January 21, 2004 1/21/2004

2 To the extent any such A materials. Capital One does not undertake any information is forward-looking, it is intended to fit within the safe harbor for forward-looking information “SEC”)            , including, but not limited to, factors included in this presentation can be found in the Company’s One.” Capital One Fourth Quarter 2003 Results Forward looking statements Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise. Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non- historical matters; or project revenues, income, returns or other financial measures. provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase in credit losses; financial legal, regulatory or accounting changes; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; losses associated with new products or services or expansion internationally; any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; our ability to recruit experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2002, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation’s public filings with the SEC. reconciliation of any non-GAAP financial measures most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital 1/21/2004

• 3 • 2004 solid • a profits for 2003 $5.60 One upmarket to Results throughout meaningful relationships $4.85 $5.30 2003 Capital largely capital of of Quarter • EPS Fourth • improved generated 19%, and regulatory guidance One • of 2003 Capital •

positions metrics growth liquidity EPS 2003 Credit Diversification 2004 Loan Strong Strengthened • strong • • • • • A 1/21/2004

4 Improving Credit Move Upmarket lower charge-off rate (provision) lower operating expense as        % of loans lower marketing cost as        % of loans Capital One Fourth Quarter 2003 Results Annual ROA relatively stable as lower expenses (as a        % of loans) offset lower revenue margin – – – Three trends are continuing to drive our metrics Diversification • 1/21/2004

5 Business Update Capital One Fourth Quarter 2003 Results Financial Update Fourth quarter 2003 1/21/2004

6 Change 3.9% 10.7% (8.2%) 7.9% (3.6%) (5.1%) 1.4% 5.9% 1.6% % 99.2 91.0 (25.9) 73.5 (9.8) (0.06) 632 3,985 (47 bp) (15 bp) 25 (12 bp) (19 bp) 7 bp Results Change $ $ $ $ $ $ $ $            Q303 2,550.0 847.0 316.0 925.8 275.5 1.17 46,406 67,260 14.36% 1.45% 1,570 5.44% 4.65% 8.12% Quarter $ $ $ $ $ $ $ $            Q403 2,649.2 938.0 290.1 999.3 265.7 1.11 47,038 71,245 13.89% 1.30% 1,595 5.32% 4.46% 8.19% $ $ $ $ $ $ $ $            Capital One Fourth Quarter 2003 Results (000’s) Solid business fundamentals are reflected in Capital One’s Q4 financial results $            Millions (except per share data) Income Statement Highlights Revenue Provision Expense Marketing Expense Operating Expense Net Income After Tax EPS Key Metric Highlights Accounts Loans Revenue Margin Return on Assets Allowance Charge-off Rate Delinquency Rate Capital to Managed Assets 1/21/2004

• 7 • an $25MM in 2003 $160-170MM ($130-145MM) of Allowance • resulted quarter on Results • Impact 2003 • fourth Quarter • balances Fourth • the $2.2B One loan in performance Capital up experience allowance build loans credit shift on reported Mix Payment effect • – • Higher allowance Reported Improved Net • 1/21/2004

8 Change 5.6% (2.8%) 4.5% 6.4% 26.3% 23.4% (0.7%) 19.2% (7.3%) % Change 543.1 (103.9) 47.8 223.3 236.2 0.92 (331) 11,498 (228 bp) 3 bp ($125) 62 bp (114 bp) 33 bp Results $ $ $ $ $ $ $ 899.6 3.93 47,369 59,747 16.93% 1.49% 1,720 5.24% 5.60% 7.86% 2002 9,695.5 3,658.9 1,070.6 3,515.0 Annual $ $ $ $ $ $ $ $ 3,555.0 1,118.4 3,738.3 1,135.8 4.85 47,038 71,245 14.65% 1.52% 1,595 5.86% 4.46% 8.19% 2003 10,238.6 $ $ $ $ $ $ $ $            Capital One Fourth Quarter 2003 Results $            Millions (except per share data) Income Statement Highlights Revenue Provision Expense Marketing Expense Operating Expense Net Income After Tax EPS Key Metric Highlights Accounts (000’s) Loans Revenue Margin Return on Assets Allowance Charge-off Rate Delinquency Rate Capital to Managed Assets Solid business fundamentals are reflected in Capital One’s 2003 financial results 1/21/2004

9 2001 16.40% (4.17%) (7.15%) (2.60%) (0.94%) 1.54% Assets Average 2002 16.05% (6.06%) (5.82%) (1.77%) (0.91%) 1.49% Managed Total 2003 13.68% (4.75%) (5.00%) (1.49%) (0.90%) 1.52%* of Capital One Fourth Quarter 2003 Results Percentage a As Operating Expense Revenue Provision Marketing Tax Net Income (ROA) * Also includes 0.02% cumulative effect of accounting change in 2003 related to

FIN 46 Capital One continues to deliver sustained earnings power as it diversifies and moves upmarket 1/21/2004

10 1.52% 2003 Annually - 1.49% 2002 ROA Managed 1.54% 2001 2.0% 1.8% 1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0% 1.45% 1.30% Q403 1.59% Q303 1.77% Q203 1.43% Q103Capital One Fourth Quarter 2003 Results Quarterly Q402 - Q302 1.61% 1.42% ROA 1.39% Q202 1.45% Q102 1.53% Q401 Managed 1.60% Q301 Q201 Return on assets is steady despite quarter-to- quarter variability 1.63% Q1011/21/2004 2.0% 1.8% 1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

11 2003 $5,100 $1,100 $1,375 $981 $2,000 $2,125 $2,000 $500 $5,090 $20,271 Issuance Priced ($            millions) Q4 2003 $1,750 $400 $400—- $1,000 $800—$1,480 $5,830 1 Capital One Fourth Quarter 2003 Results 2 AAA A BBB Prime Non-prime Subordinated bank notes Deposit growth U.S. card securitizations U.K. card securitizations Auto loan securitizations Senior notes Total In U.S. dollar equivalents based on exchange rate as of pricing date (7/7/03 and 9/26/03). Net change in balances. We raised $5.8 billion in public funding during the fourth quarter 1) 2) 1/21/2004

12 BBB Secured AAA Secured Nov-03 Senior Bank Notes Swaps Sep-03 to Spreads Jul-03 Funding May-03 Capital One Fourth Quarter 2003 Results Year - 5 Mar-03 COB five-year unsecured funding Jan-03 Our spreads improved throughout 2003 400 350 300 250 200 150 100 50 0 Source: Bloomberg—1/21/2004

13 2009 2008 Maturities 2007 Card Securitization Unsecured Debt 2006 Debt Term 2005 2004 $B 16 14 12 10 8 6 4 2 0 Q403Capital One Fourth Quarter 2003 Results Liquidity Q3 03 Available Untapped Conduit Capacity Cash & Liquid Investments Unsecured Credit Facility Q402 Our available liquidity is more than 3 times our term debt maturities for 2004 $16 $14 $12 $10 $8 $6 $4 $2 $- 1/21/2004 $B

14 Business Update Capital One Fourth Quarter 2003 Results Financial Update Fourth Quarter 2003 1/21/2004

15 2003 Growth 13.3% 39.1% 43.5% 34.2% 37.0% 21.1% 19.2% Q403 Growth 4.5% 10.3% 16.5% 2.7% 10.3% 5.7% 5.9% 12/31/02 $40.9 $11.9 $5.3 $4.0 $2.4 $7.0 $59.7 9/30/03 $44.3 $15.0 $6.6 $5.2 $3.0 $8.0 $67.3 12/31/03 $46.3 $16.5 $7.6 $5.4 $3.3 $8.5 $71.2 Capital One Fourth Quarter 2003 Results Loans grew 19% in 2003 $            Billions US Card Global Financial Services* International Installment Loans Small Business Auto Finance Total Outstandings * Global Financial Services includes all International businesses, Installment Loans, Small Business Lending, and a variety of smaller ventures 1/21/2004

GFS 16 Small Business Installment Loans International Auto Finance Outstandings $3.3 $5.4 $7.6 $8.5 2003 35% 2002 32% Managed 2001 27% Diversified 2000 22% 1999 22% Capital One Fourth Quarter 2003 Results One’s Capital 1998 18% 1997 7% Diversified lending businesses now account for more than a third of outstandings $B $25 $20 $15 $10 $5 $0 % of Mgd. Loans 1/21/2004

17 2001 ($35.4) ($44.6) ($80.0) 2002 $10.3 ($8.1) $2.2 Net Income After Tax* ($Millions) 2003 $99.3 $64.8 $164.1 Capital One Fourth Quarter 2003 Results Auto Finance Global Financial Services Total Diversification Businesses Our diversification investments are paying off 1/21/2004 *Based on internal allocations of consolidated results.

18 Q103 $308.1 ($6.5) $14.9 Q203 $274.2 $44.0 $25.5 Net Income After Tax* ($Millions) Q303 $276.2 $27.3 $21.0 Capital One Fourth Quarter 2003 Results Q403 $322.7 $34.4 $3.3 US Card Auto Finance Global Financial Services Despite quarterly variability in profits, our outlook for segment profit growth remains strong 1/21/2004 *Based on internal allocations of consolidated results.

19 5.57% 5.10% Dec-03 5.30% Nov-03 5.32% Oct-03 5.24% Sep-03 5.75% 5.34% Aug-03 5.44% Rate Jul-03 6.20% off Jun-03 - 6.40% Charge 6.36% May-03 6.32% 6.50% Apr-03 Net 6.37% Mar-03 6.53% Feb-03 6.47% Managed Jan-03 6.59% 6.40% Dec-02 Capital One Fourth Quarter 2003 Results Monthly 5.62% Nov-02 6.21% 5.29% Oct-02 4.75% Sep-02 Aug-02 4.96% 4.82% Jul-02 Charge-offs continue to decline 7.0% 6.5% 6.0% 5.5% 5.0% 4.5% 4.0% Quarterly C/O Rate: 1/21/2004

20 6.42% 6.05% Dec-03 6.02% Nov-03 6.17% Oct-03 Rate 5.89% Sep-03 Off 5.93% Aug-03 - 6.21% 6.01% Charge 6.62% Jul-03 Jun-03 6.91% Net May-03 7.00% 6.84% 7.22% Apr-03 Managed Mar-03 7.35% 7.85% Feb-03 7.46% Lagged Jan-03 8.11% Month 7.88% Dec-02 Capital One Fourth Quarter 2003 Results - Nov-02 9 7.01% 7.67% 6.86% Oct-02 Monthly 6.43% Sep-02 Aug-02 6.63% 6.59% Jul-02 Lagged charge-offs are holding steady 8.5% 8.0% 7.5% 7.0% 6.5% 6.0% 5.5% 5.0% 4.5% 4.0% 9 month Lagged Quarterly C/O Rate: 1/21/2004

21 US Card Auto Global Financial Services Q403 Rate off - Q303 Charge Net Q203 Managed Capital One Fourth Quarter 2003 Results Segment Q103 Segment charge-offs are stable to improving Q402 9% 8% 7% 6% 5% 4% 3% 2% 1% 0% 1/21/2004

4.46% 22 Dec-03 4.46% Nov-03 4.52% Oct-03 Sep-03 Rate 4.74% 4.65% Aug-03 4.92% Jul-03 4.95% Jun-03 Delinquency May-03 4.82% Day 4.86% Apr-03 30+ Mar-03 $ 4.97% Feb-03 5.56% 5.30% Jan-03Capital One Fourth Quarter 2003 Results Managed Dec-02 5.60% 5.50% Nov-02 Monthly 5.55% Oct-02 Sep-02 5.31% 4.94% Aug-02 4.69% Jul-02 1/21/2004 Delinquencies have steadily declined in 2003 7% 6% 5% 4% 3%

23 Auto US Card Global Financial Services Q403 Rate Delinquency Q303 30+ $ Q203 Managed Capital One Fourth Quarter 2003 Results Segment Q103 Auto Finance delinquencies show the effects of seasonality and slower growth in 2003 Q402 8% 7% 6% 5% 4% 3% 2% 1% 0% 1/21/2004

• 2004 24 solid • a 2003 profits • for • One upmarket Results throughout meaningful relationships 2003 Capital largely capital Quarter • Fourth • improved generated 19%,

and regulatory One positions of liquidity Capital metrics growth • 2003 • Credit Diversification Loan Strong Strengthened • strong • • • • 1/21/2004 • A

• 25 • lower improving somewhat from variability pressure Results rates diversification 2003 quarterly Quarter allowance and Fourth mid-teens charge-off with One in and ROA, Capital rate 2003 downward upmarket, $5.60, margin stable to growth Q4 move guidance Revenue in $5.30 Loan than Continued credit, Relatively EPS • 2004 • • • • 1/21/2004